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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                November 5, 2004

                          ----------------------------

                                ADAL GROUP, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)

                 1-9431                               94-3012230
        (Commission File Number)             (IRS Employer Identification No.)

                                Billhurst Studio
                              Lingfield Common Road
                            Lingfield Surrey RH7 6B7
                                       UK
                         (Address of Principal Executive
                              Offices and zip code)

                                 441-342-833855
                             (Registrant's telephone
                          number, including area code)

                                Sunningdale, Inc.
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

         On November 5, 2004, the Registrant's Certificate of Incorporation was amended to change its name from Sunningdale, Inc. to AdAl Group, Inc. The Registrant effected this change in connection with the consummation on October 28, 2004 of that certain Share Exchange Agreement, dated as of September 22, 2004 (the "Transaction"). The complete details of the Transaction and copies of the material agreements entered into in connection with the Transaction were attached as exhibits to the Form 8-K filed by the Registrant on September 22, 2004 and on October 28, 2004.

         On November 3, 2004, AdAl Group, Inc., a wholly-owned subsidiary of the Registrant, was formed. Attached as Exhibit 3.1 is the Certificate of Ownership and Merger, which was filed with the Delaware Secretary of State on November 5, 2004 to merge AdAl Group, Inc. with and into the Registrant. In connection with the merger the Registrant was permitted under Section 253 of the Delaware General Corporation Law to change its name to AdAl Group, Inc.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Exhibits.

       Exhibit Number        Description
       --------------        -----------

            3.1              Certificate of Ownership and Merger, dated as of November 5, 2004, amending the Certificate of Incorporation


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ADAL GROUP, INC..


Date:  November 11, 2004    By:  /s/ Nicholas A. Shrager
                                 -----------------------
                                 Name: Nicholas A. Shrager
                                 Title: Chief Executive Officer and President


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                                  EXHIBIT INDEX


 Exhibit Number     Description
 --------------     -----------

      3.1 Certificate of Ownership and Merger, dated as of November 5, 2004, amending the Certificate of Incorporation